                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)   August 29, 2000
                                                         -------------------



                                    UST Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                             0-17506                              06-1193986
----------------------------------            ------------                      --------------------
 (State or other jurisdiction of              (Commission                         (I.R.S. Employer
  incorporation or organization)              File Number)                       Identification No.)




     100 West Putnam Avenue, Greenwich, Connecticut                                    06830
     ----------------------------------------------                             --------------------
        (Address of principal executive offices)                                     (Zip Code)


        Registrant's telephone number, including area code (203) 661-1100
                                                           --------------

                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On August 29, 2000, Registrant signed a new commitment letter (the "Commitment Letter") with The Bank of Nova Scotia ("Scotiabank") and Goldman Sachs Credit Partners L.P. ("Goldman Sachs") in light of the recent ruling of United States District Court which set the appeal bond in the pending antitrust litigation involving its smokeless tobacco subsidiary at $500 million. A copy of the Commitment Letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

EXHIBIT NO.     EXHIBIT
-----------     -------
99.1            Commitment Letter, dated as of August 29, 2000, between the
                Company and Scotiabank and Goldman Sachs.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 8, 2000

                                    UST INC.


                                    By:   /s/ Debra A. Baker
                                        ----------------------------------------
                                    Name:   Debra A. Baker
                                    Title:  Senior Vice President and Secretary


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


 INDEX TO EXHIBITS


      Exhibit No.        Exhibit
      -----------        -------
         99.1            Commitment Letter, dated as of August 29, 2000, between
                         the Company and Scotiabank and Goldman Sachs.


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